                                                                   EXHIBIT 10.39

                        FIRST AMENDMENT TO LOAN AGREEMENT

          This FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") dated as of June 29, 2001, between W-BROOKFIELD, LLC, DT GLENVIEW, LLC, R-LISLE, LLC, RAD-BURL, LLC, PARSIPPANY, LLC, RAD-JOSE, LLC, WCHNW, LLC, W-GARDEN ATLANTA, LLC, W-CHARLOTTE, LLC, each a Delaware limited liability company, and H-MELBOURNE, L.P., a Delaware limited partnership, each having its principal place of business at c/o Wyndham International, Inc., 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207 (collectively, "Borrower"), and SASCO FLOATING RATE COMMERCIAL MORTGAGE TRUST 1999-C3, MULTICLASS PASS-THROUGH CERTIFICATES, SERIES 1999-C3, with an address c/o BNY Asset Solutions LLC, 600 East Las Colinas Blvd., Suite 1300, Irving, TX 75039 ("Lender").

                              W I T N E S S E T H:

          WHEREAS, on June 28, 1999, Lehman Brothers Holdings Inc., a Delaware corporation ("Lehman"), made a loan to Borrower in the original principal amount of $235,000,000.00 (the "Loan"), which Loan is evidenced by a certain Mortgage Note dated June 28, 1999 in the original principal amount of the Loan (the "Note") and a Loan Agreement between Lehman and Borrower dated as of the date hereof (the "Loan Agreement", together with the Note, and all other documents executed or delivered in connection with the Loan, collectively, the "Loan Documents"), secured by, among other things, certain mortgages, deeds of trust or deed to secure debt instruments each dated as of June 28, 1999 (collectively, the "Mortgages");

          WHEREAS, pursuant to the terms of the Loan Agreement, the cash flow from the Mortgaged Property (as such term is defined in the Loan Agreement) is subject to periodic evaluation and analysis and, under certain circumstances, payment to Lender, as more particularly described on Schedule B to the Loan Agreement;

          WHEREAS, Lehman assigned the Loan to the Lender; and

          WHEREAS, Borrower and Lender desire to amend certain terms of the Loan Agreement as provided herein.

          NOW, THEREFORE, for Ten Dollars and in consideration of the Loan and the mutual premises contained in this Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

          1. Defined Terms. Capitalized terms used not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

          2. Amendments to Loan Agreement.

          (a) Section (a) of Schedule B to the Loan Agreement is hereby amended to read in its entirety as follows:

          "(a) Within 45 days after the end of each calendar quarter, Lender shall calculate the ratio of (i) DSCNOI (as such term is defined in this subsection) for only such properties then comprising the Mortgaged Property (i.e., not theretofore released from the Loan Documents) for the 12-month period ending the last day of such calendar quarter (any such calendar quarter, a "DSC Quarter," any such last day of a DSC Quarter, a "Determination Date") to (ii) the Total Yearly Debt Service (as such term is defined in this subsection) (such ratio, the "DSC Ratio"). As used in this subsection, the term "DSCNOI" means, as of any Determination Date, the amount, on an accrual basis, by which the aggregate amount of all Rents derived from the operation of only such properties then comprising the Mortgaged Property during the 12-month period ending on such Determination Date exceeds the aggregate of Expenses, including 4% FF&E Reserve contributions, both of which are calculated on an accrual basis for such 12-month period in connection with such Mortgaged Property during such 12-month period. As used herein, the term "Total Yearly Debt Service" means, as of any Determination Date, the producer of (i) the then outstanding principal balance of the Loan as of such Determination Date, and (ii) the greatest of: (A) the actual average interest rate in respect of the Loan during the 12-month period ending on such Determination Date;
          (B) the interest rate in respect of the Loan in effect on such Determination Date; and (c) 300 basis points (3.00%) in excess of the bid side yield to the United States Treasury Securities with maturities of 10 years from and as of the Determination Date)."

          3. Enforceable Obligations. Borrower hereby ratifies, affirms, reaffirms, confirms, acknowledges and agrees that the Loan Agreement, as amended hereby, and the other Loan Documents represent the valid and enforceable obligations of Borrower. Borrower agrees that this Amendment does not constitute a novation of the Loan in any manner whatsoever.

          4. Payment of Expenses. Borrower agrees to pay all costs and expenses incurred in connection with this Amendment, including, but not limited to, any recording and filing fees, taxes and reasonable attorney's fees and expenses.

          5. Limitation of Amendments. This Amendment is limited as specified and other than the specific amendments contained herein shall not constitute an amendment, modification or waiver of, or otherwise affect, in any way, any other provisions of the Loan Agreement or the other Loan Documents. The Loan Agreement , as amended hereby, and the other Loan Documents are hereby ratified, affirmed , reaffirmed and confirmed in all respects.

          6. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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

          7. Captions, etc. The use of the singular shall include the plural when the context requires and vice-versa. The captions contained herein are for purposes of convenience and are not part of this Amendment.

          8. Further Assurances. Borrower agrees to execute and deliver, or cause to be executed and delivered, to the Lender, at the sole cost and expense of Borrower, all other additional documents, instruments and certificates reasonably necessary to cause this Amendment or any document, instrument or certificate executed in connection therewith to be, become or remain valid and effective in accordance with its terms or in order to implement more fully the intent of this Amendment or such other document, instrument or certificate.

          9. Severability. If any term, covenant or condition of this Amendment is held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

          10. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the United States of America and the State of New York.

          IN WITNESS WHEREOF, Borrower and Lender have executed this instrument as of the day and year first above written.

W-BROOKFIELD, LLC                          PARSIPPANY, LLC
By: W-Brookfield Manager Corp.             By: Parsippany Manager Corp.
    its Manager                                its Manager


    By:/s/ RICHARD A. SMITH                    By:/s/ RICHARD A. SMITH
       -------------------------------            -------------------------------
       Name:  Richard A. Smith                    Name:  Richard A. Smith
       Title: Executive Vice President            Title: Executive Vice President
              Chief Financial Officer                    Chief Financial Officer


DT GLENVIEW, LLC                           WCHNW, LLC
By: DT Glenview Manager Corp.              By: WCHNW Manager Corp.
    its Manager                                its Manager


    By:/s/ RICHARD A. SMITH                    By:/s/ RICHARD A. SMITH
       -------------------------------            -------------------------------
       Name:  Richard A. Smith                    Name:  Richard A. Smith
       Title: Executive Vice President            Title: Executive Vice President
              Chief Financial Officer                    Chief Financial Officer


R-LISLE, LLC                               W-GARDEN ATLANTA, LLC
By: R-Lisle Manager Corp.                  By: W-Garden Atlanta Manager Corp.
    its Manager                                its Manager


    By:/s/ RICHARD A. SMITH                    By:/s/ RICHARD A. SMITH
       -------------------------------            -------------------------------
       Name:  Richard A. Smith                    Name:  Richard A. Smith
       Title: Executive Vice President            Title: Executive Vice President
              Chief Financial Officers                   Chief Financial Officer

                        Signatures continued on next page

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

                     Signatures continued from previous page

RAD-BURL, LLC                              W-CHARLOTTE, LLC
By: Rad-Burl Manager Corp.                 By: W-Charlotte Manager Corp.
    its Manager                                its Manager


    By:/s/ RICHARD A. SMITH                    By:/s/ RICHARD A. SMITH
       -------------------------------            -------------------------------
       Name:  Richard A. Smith                    Name:  Richard A. Smith
       Title: Executive Vice President            Title: Executive Vice President
              Chief Financial Officer                    Chief Financial Officer


RAD-JOSE, LLC                              H-MELBOURNE, L.P.
By: Rad-Jose Manager Corp.                 By: H-Melbourne GP, LLC
    its Manager                                its general partner


    By:/s/ RICHARD A. SMITH                    By:/s/ RICHARD A. SMITH
       -------------------------------            -------------------------------
       Name:  Richard A. Smith                    Name:  Richard A. Smith
       Title: Executive Vice President            Title: Executive Vice President
              Chief Financial Officer                    Chief Financial Officer


                                           SASCO FLOATING RATE
                                           COMMERCIAL MORTGAGE TRUST
                                           1999-C3, MULTICLASS
                                           PASS-THROUGH CERTIFICATES,
                                           SERIES 1999-C3
                                           By: BNY Asser Solutions LLC
                                               Its Authorized Agent


                                               By:/s/ STUART MILES
                                                  ------------------------------
                                                  Name:  Stuart Miles
                                                  Title: Managing Director

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